Exhibit 10.18

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

SUBLICENSING CONSENT AND AMENDMENT

This SUBLICENSING CONSENT AND AMENDMENT (the “Consent”) is entered this September 5, 2007 (the “Consent Date”) by BioDelivery Sciences International, Inc. (“Parent”), its wholly-owned subsidiary Arius Pharmaceuticals, Inc. (“Arius”; with Parent, “BDSI”), CDC IV, LLC (“CDC”) and Meda AB (“Meda”).

WHEREAS, BDSI and CDC are parties to that certain Clinical Development and License Agreement, dated July 14, 2005, as amended (the “CDC License”), and Security Agreement, dated February 15, 2006, as amended (the “Security Agreement”), under which CDC has certain rights with respect to certain intellectual property rights and assets of Arius related to Arius’ BEMA Fentanyl product;

WHEREAS, Arius and Parent intend to enter into a licensing agreement with Meda granting Meda rights to develop and commercialize the BEMA Fentanyl product in the United States, Canada, and Mexico, as will be described in a license agreement to be executed between Arius, Parent, and Meda in a form substantially similar to that attached hereto as Exhibit A (the “Meda License”), such license to be executed simultaneously with or following the execution of this Consent;

WHEREAS, the Meda License requires (i) Meda to be granted certain rights under the Program Data (as defined in the CDC License) to market, advertise, promote, distribute, offer for sale, sell and import Product in the Territory (as defined in the Meda License) and, upon the occurrence of certain events, make, have made and/or research and develop Product for sale in the Territory (as defined in the Meda License) and (ii) that Meda’s rights shall survive any: (1) termination of the CDC License by CDC pursuant to Section 10.2, 10.3, or 10.4 thereof for which Arius does not exercise its continuation rights under Section 10.7 of the CDC License, (2) grant of an exclusive license to CDC pursuant to Section 10.5.3 of the CDC License and/or Section 2.04(d) of that certain BEMA License Agreement, between Arius and Arius Two, Inc. (“Arius Two”), dated September 5, 2007, as amended (the “Arius Two License”), and (3) assignment of certain Arius assets to CDC under the CDC License and/or Security Agreement (such termination, license grant, and assignment, a “CDC Termination Event”), with such rights granted to Meda pursuant to the Meda License surviving such CDC Termination Event in order to permit Meda to continue the undisturbed enjoyment of such rights under the Meda License; provided, however that BDSI, Arius and their respective affiliates shall automatically assign (without the need for any further act on the part of any person or entity), and hereby do assign to CDC free and clear of any and all liens and other encumbrances, upon the occurrence of such CDC Termination Event, all of the rights and benefits of Parent, Arius and any of their respective affiliates under the Meda License (subject to any (i) rights and benefits of an Arius Two Assignee (as such term is defined in that certain BEMA Acquisition Consent, Amendment, and Waiver dated as of the date hereof between Parent, Arius, Arius Two, and CDC) under the Arius Two License (or any subsequent license entered into by an Arius Two Assignee and CDC pursuant to Section 2.04(d) of the Arius Two License) and (ii) subsequent assignment of rights and benefits under the Meda License to an Arius Two Assignee from CDC upon an Arius Two Termination Event, as defined in the Arius Two License; provided further, however, that in no event shall the foregoing assignment impose any costs or other obligations on CDC in excess of those imposed on CDC under the CDC License.

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

WHEREAS, the CDC License and Security Agreement do not currently contemplate or permit Arius’ grant to Meda of the rights referenced above on the terms described in the Meda License; and

WHEREAS, CDC wishes to enable Arius to enter into the Meda License in order to maximize the commercial success of the Product (as defined in the CDC License) by executing this Consent.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Consent agree as follows:

1. Definitions. Any capitalized terms not separately defined in this Consent or by reference to the Meda License shall have the meaning provided in the CDC License.

2. Executed Meda License. Attached hereto as Exhibit A is a final and complete copy of the Meda License, together with final and complete copies of all other agreements entered into between Parent, Arius or any of their affiliates and Meda in connection with the Meda License (the “Collateral Documents”, and together with the Meda License, the “Meda Transaction Documents”). Except for the Meda Transaction Documents attached as Exhibit A, there are no other agreements, side letters or other understandings between Parent, Arius, or any of their affiliates and Meda related to the subject matter of the Meda License. The parties acknowledge and agree that the consent of CDC is subject to the foregoing statements being true and correct.

3. Consents and Waivers.

a. Effective upon the execution of the Meda License, CDC agrees, notwithstanding anything to the contrary in the CDC License or Security Agreement, that (i) Arius shall be entitled to grant Meda under the Program Data the right to (a) market, advertise, promote, distribute, offer for sale, sell and import Product in the Territory (as defined in the Meda License) and, upon the occurrence of certain events, (b) make and have made and/or research and develop Product for sale in the Territory (as defined in the Meda License), as contemplated and required by the Meda License, and (ii) upon a CDC Termination Event (other than a termination caused by material breach of Meda), such rights granted to Meda pursuant to the Meda License shall survive such CDC Termination Event, in order to permit Meda to continue the undisturbed enjoyment of such rights under the Meda License, and Parent, Arius and their respective affiliates shall automatically assign (without the need for any further act on the part of any person or entity), and hereby do assign to CDC free and clear of any and all liens and other encumbrances, upon the occurrence of such CDC Termination Event, all of the rights and benefits of BDSI, Arius and any of their respective affiliates under the Meda License (subject to any (i) rights and benefits of any Arius Two Assignee (or any subsequent license entered into by any Arius Two Assignee and CDC pursuant to Section 2.04(d) of the Arius Two License) and (ii) subsequent assignment of rights and benefits under the Meda License to an Arius Two Assignee from CDC upon an Arius Two Termination Event); provided further, however, that in no event shall the foregoing assignment impose any costs or other obligations on CDC in excess of those imposed on CDC under the CDC License.

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

b. Upon an Arius Two Termination Event following a CDC Termination Event, CDC shall automatically assign, and hereby does assign, all rights and benefits under the Meda License to Arius Two, free and clear of all liens, claims, and encumbrances, as contemplated by the Meda License.

c. CDC hereby agrees that, notwithstanding anything to the contrary, Meda is a Qualified Collaboration Partner for purposes of the CDC License. CDC consents (a) under Section 8.5.1 of the CDC License to Arius’ granting of rights to Meda as set forth above, (b) under Section 3.5 of the CDC License to Meda as a Qualified Collaboration Partner, and (c) to the amendment of the Arius Two License pursuant to amendments, consents, and/or waivers with respect thereto to be made in conjunction with the Meda License in substantially the forms attached hereto as Exhibit B. CDC acknowledges and agrees that Meda has, in Section 9.13 of the Meda License, made the express acknowledgement required by the next-to-last sentence of Section 3.5 of the CDC License.

d. For so long as the Meda License is in full force and effect, CDC further hereby amends or waives compliance with (or the applicability of) certain provisions of the CDC License for purposes of enabling BDSI to enter into the Meda License as further described below.

i. Solely with respect to the Territory (as defined in the Meda License), the parties hereby agree that (a) the definition of “Development Program” shall, except for purposes of Sections 1.11, 1.18, 1.28, 1.36, 1.51, 3.1, 3.4, 5.1, 5.2, 6.4.1, 6.11, and 9.1 (for which the definition of “Development Program” in the CDC License shall remain as defined prior to the execution of the Meda License), be amended such that it is now the same definition as “Development Program” contained in the Meda License, (b) the definition of “Development Term” shall be amended so that such term expires on the earlier of (i) the Trigger Date or (ii) the initial Approval of the Product, and (c) the decision-making role of the Development Committee, including but not limited to with respect to matters related to post-Approval development or commercialization activities, shall terminate upon expiration of the Development Term (as such term is amended above), and BDSI or its sublicensees shall thereafter be entitled to make Product-related development and commercialization decisions in their discretion (subject to the terms of the Meda License and, as determined with reference to the effects of this Consent, the CDC License);

ii. Subject to Section 3(d)(xii) below, the parties hereby agree that the efforts of Meda (or its affiliates or sublicensees) with respect to its (i) post-Approval development of the Product and (ii) the preparation and filing of all required application(s) for Approval in Mexico or Canada (all such activities, “Meda Development Activities”) shall be deemed the efforts of BDSI for purposes of determining whether BDSI’s obligations under Section 3.1 have been satisfied.

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

iii. Subject to Section 3(d)(xiv) below, and solely with respect to the Territory, the parties hereby agree that Sections 2.2, 3.1, 3.2, 3.3, 6.4.1, 6.4.3, 10.4.1, and 10.4.2 of the CDC License shall terminate on expiration of the Development Term.

iv. Subject to Section 3(d)(xii) below, CDC hereby agrees that Meda Development Activities and, upon assignment of any Approval to Meda, any other activities of Meda (or its affiliates or sublicensees) shall, upon assignment of any Approval to Meda as contemplated by the Meda License, be deemed the activities of BDSI for purposes of determining whether BDSI’s obligations under Section 4.1.1 have been satisfied to the extent applying to any post-Approval activities with respect to the Product.

v. CDC hereby acknowledges and agrees that, notwithstanding anything to the contrary, BDSI shall be entitled to assign, and Meda shall be entitled to be assigned, Approvals as described in the Meda License.

vi. Subject to Section 3(d)(xiv) below, CDC hereby agrees, solely with respect to the Territory (as defined in the Meda License), that its rights under the second and third sentences of Section 4.3 shall not apply to Meda Development Activities or any other meetings with Governmental Authorities following Approval of the Product.

vii. Subject to Section 3(d)(xiv) below, CDC hereby agrees, solely with respect to the Territory (as defined in the Meda License) that BDSI’s obligations under Section 4.5.1 shall terminate upon the expiration of the Development Term.

viii. CDC hereby agrees that, notwithstanding the limitations of Section 5.3.2, BDSI shall be entitled to manufacture and have manufactured Products prior to Approval as necessary to fulfill its obligations under the Supply Agreement (as defined in the Meda License).

ix. Subject to Section 3(d)(xii) below, CDC hereby acknowledges and agrees that the efforts of Meda shall be deemed the efforts of BDSI for purposes of determining whether BDSI’s obligations under Section 6.1 have been satisfied.

x. Subject to Section 3(d)(xiv) below, CDC hereby waives, solely with respect to the Territory (as defined in the Meda License), BDSI’s obligations under Section 6.2 for purposes of the Meda License and with respect to Meda’s proposed and actual commercialization of Product thereunder.

xi. CDC agrees that its rights under Section 10.5.2, 10.5.3, 10.5.4, 10.5.5, and 10.5.6 shall be subject to Meda’s rights under the Meda License.

xii. The parties acknowledge and agree that BDSI’s obligations under the CDC License, as determined with reference to the effects of this Consent, shall not be reduced or otherwise affected by any sublicense by BDSI to Meda under the Meda License of its rights under the CDLA.

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

xiii. CDC acknowledges and agrees that Meda shall be entitled to, in accordance with Section 11.11 of the Meda License, sublicense the rights granted under the Meda License as permitted by Section 3.02(a) thereof, provided that BDSI, in accordance with its consent rights, shall first provide CDC an opportunity to review any proposed sublicense and BDSI’s consent to such sublicense shall be subject to CDC’s prior written consent, such consent not to be unreasonably withheld.

xiv. The parties hereby acknowledge and agree that BDSI shall be entitled and obligated to provide CDC with all information, materials and documentation that are generated by or otherwise reside with Meda to same extent that BDSI would have access to or receive such information, materials and documentation from Meda under the Meda License, including, but not limited to, information, materials and documentation to be provided by Meda to BDSI pursuant to Sections 2.03(b)(ii), 2.04, 2.05, 2.07(d), 3.02(a), 4.06, 5.01(b), 5.01(f), 6.03, 6.04 and 11.05 of the Meda License.

xv. Notwithstanding anything to the contrary contained in any agreement between any of BDSI, Meda or CDC, or any of their respective affiliates, BDSI and Meda acknowledge and agree that any and all information, materials and documentation provided to CDC by Meda or BDSI, or their affiliates, as applicable, may be disclosed by CDC under obligations of confidentiality to agents, auditors, advisors, contractors and investors and to potential agents, auditors, advisors, contractors and investors in connection with CDC’s financing activities.

xvi. The parties hereby agree that Section 3.4 of the CDC License shall be amended to give Meda, in accordance with Section 7.01 of the Meda License, the first right to assume responsibility for the preparation, filing, prosecution or maintenance of any abandoned Company Patent Rights, with CDC receiving information, comment and subsequent step-in rights in accordance with Section 7.01 of the Meda License.

xvii. Except to the extent provided in the Meda License, this Consent, or the provisions of the CDC Agreement (as modified by this Consent) that expressly apply to sublicensees of BDSI thereunder, CDC hereby waives the requirements of Section 5.3.4 with respect to the licenses granted under the Meda License.

e. Except to the extent Meda may assign the Meda License under Section 14.01 thereof, the parties acknowledge and agree that during the term of the Meda License, Meda shall not, without the prior written consent of CDC, such consent not to be unreasonably withheld, sell, license (except as permitted by Section 3.02(a) of the Meda License), encumber or otherwise transfer to a third party any Approval or Program Data.

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

4. Amendments to Meda Transaction Documents. Arius and BDSI agree that they will not enter into any amendment or otherwise modify any of the Meda Transaction Documents in a manner that would adversely affect the rights of CDC under the CDC License without the prior written consent of CDC (which consent may be withheld at CDC’s sole discretion). The parties acknowledge and agree that the consent of CDC contained herein is subject to Arius and BDSI agreeing to the foregoing restrictions.

5. Net Sales. Arius and BDSI agree and acknowledge that *** CDC agrees and acknowledges that, notwithstanding anything to the contrary, ***.

6. License to Continue in Full Force and Effect. To the extent that the terms of the CDC License or Security Agreement are varied by this Consent, such variations shall be deemed to be lawfully made amendments to the CDC License pursuant to Section 11.5 thereof and to the Security Agreement pursuant to Section 7.1 thereof. Except as they may be modified by this Consent, the CDC License and Security Agreement shall remain unchanged and in full force and effect.

7. Governing Law. This Consent shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its conflicts of laws rules.

8. Counterparts. This Consent may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument. Signatures to the Consent may be transmitted via facsimile and such signatures shall be deemed to be originals.

[Signature page to follow]

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

IN WITNESS WHEREOF, the parties have executed and delivered this Consent as of the Consent Date.

ARIUS PHARMACEUTICALS, INC.

By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President

BIODELIVERY SCIENCES INTERNATIONAL, INC.

By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President and CEO

CDC IV, LLC

By:	/s/ David Ramsey
Name:	David Ramsey
Title:	Partner

MEDA AB

By:	/s/ Anders Lonner
Name:	Anders Lonner
Title:	CEO

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

EXHIBIT A

FORM OF MEDA LICENSE

CONFIDENTIAL TREATMENT REQUESTED

WITH RESPECT TO CERTAIN PORTIONS HEREOF

DENOTED WITH “***”

EXHIBIT B

ARIUS TWO LICENSE AMENDMENT/CONSENT